UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 3, 2012

Date of Report (date of earliest event reported)

GIGOPTIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices)

(408) 522-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 7, 2012, GigOptix, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended April 1, 2012. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2012, in recognition of the performance of the Company since the beginning of 2012, the Board decided to issue restricted stock units under the Company’s 2008 Equity Incentive Plan to the officers, other employees and directors of the Company for services to be provided through the end of the first quarter of 2013, with such restricted stock units to vest during the months of May, August and November 2012, and March 2013, and for the Company to withhold shares of stock subject to the restricted stock units at the time of vesting for the purposes of satisfying any tax withholding obligations which arise in connection with such vesting. The awards include grants to the following executive officers and directors in the following amounts:

•	Dr. Avi Katz – 62,296 restricted stock units

•	Curt Sacks – 11,025 restricted stock units

•	Andrea Betti-Berutto – 22,283 restricted stock units

•	Julie Tipton – 11,255 restricted stock units

•	Neil Miotto – 4,655 restricted stock units

•	Frank Schneider – 3,668 restricted stock units

•	Kimberly D.C. Trapp – 4,181 restricted stock units

•	Joseph Lazzara – 1,617 restricted stock units

•	John Mikulsky – 1,617 restricted stock units

The awards are being made using the form of Restricted Stock Unit Notice of Grant and Agreement previously filed by the Company as Exhibit 10.1 to the Current Report on Form 8-K on March 28, 2012, and the above summary of the terms of these restricted stock units is qualified in its entirety by reference to such form.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated May 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
	Name:	Dr. Avi Katz
	Title:	Chief Executive Officer

Date: May 7, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 7, 2012.